Exhibit 99.1.


[Slide 1] - Marathon Logo

[Slide 2] - Except for historical information the material included in this booklet contains forward-looking statements with respect to timing and completion of various projects or activities. In accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, USX has included in Form 10-K for the year ended December 31, 2000, as amended, and any subsequent reports on Forms 10-Q and Forms 8-K, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward-looking statements.

[Slide 3] - Separation Overview
-    Approved by Marathon and U. S. Steel stockholder groups on October 25, 2001
- Pending receipt of private letter ruling from IRS and final approval by USX Board
-    Expected to occur on or about December 31, 2001

[Slide 4] - Separation Impact
- Projected post-separation debt to total capitalization in range with peer group
-    Maintain financial flexibility to pursue business opportunities
-    Agility of independent company

[Slide 5] - Adjusted Earnings Per Share
-    X-axis - 1Q 1999 through 3Q 2001 (quarterly increments)
-    Y-axis - ($0.50) through $2.00 ($0.50 increments)

[Slide 6] - Marathon Group ROCE - Thru Q3 2001
-    X-axis - 1995 through YTD 2001 (Yearly increments)
-    Y-axis - -2 percent through 23 percent (5 percent increments)
-    Bars showing group maximums and group minimums
-    Line showing group median ROCE
-    Line showing Marathon ROCE
- Marathon rank (in peer group of thirteen companies) - 1995 - 8; 1996 - 9; 1997 - 4; 1998 - 6; 1999 - 9; 2000 - 8; YTD 2001 - 1

[Slide 7] - Upstream Profit per BBL - Thru Q3 2001
-    X-axis - OXY, BP, XOM, KMG, CHV, MRO, COC, AHC, RD, TX, BR, P, UCL
-    Y-axis - $0.00 through $14.00 ($2 increments)

[Slide 8] - Downstream Profit per BBL - Thru Q3 2001
-    X-axis - MRO, BP, XOM, P, CHV, UDS, COC, TX, SUN, RD
-    Y-axis - $0.00 through $7.00 ($1 increments)

[Slide 9] - The Value of Integration
-    X-axis - 1995, 1996, 1997, 1998, 1999, 2000, and 9 months 2001 -
     combination of Upstream and Downstream
- Y-axis - Income for Reportable Segments (MM$) - 0 through 2500 (500 increments)
-    *adjusted for special items and MAP minority interest

[Slide 10] - Marathon Group Debt to Total Capital
-    X-axis - 1995, 1996, 1997, 1998, 1999, 2000, 3Q 2001, Pro Forma 3Q 2001,
     Pro Forma with CMS
-    Y-axis - Debt to Capital % - o through 60 (10 percent increments)
-    Box showing Competitor Group Debt to Capital range

[Slide 11] -Strategic Issues
-    Corporate structure
-    Can Marathon's existing upstream asset base generate competitive returns?
-    Can we be successful in exploration?
-    Can the company establish new profitable impact core areas?
-    Can MAP continue to produce industry leading results?

[Slide 12] - Upstream ROCE
-    X-axis - 2000 and 3Q YTD 2001
-    Y-axis - 5 percent through 30 percent (5 percent increments)
-    Bars showing group maximums and group minimums
-    Line showing group median
-    Line showing Marathon
-    In peer group of thirteen companies (based on Earnings Releases)

[Slide 13] - Upstream Net Income/BOE
-    X-axis - 1999, 2000 and 3Q YTD 2001
-    Y-axis - $/BOE - $0.00 through $16.00 ($2 increments)
-    Bars showing group maximums and group minimums
-    Line showing group median
-    Line showing Marathon
-    In peer group of thirteen companies (based on Earnings Releases)

[Slide 14] - Near Term Exploration - North American Gas
- Maintain production from core areas - Test 3 exploration plays in Western Canada; Maintain step-out program in Anadarko/Gulf Coast basins; Continue exploitation programs in Permian, Anadarko and Rocky Mountain basins

[Slide 15] - Pennaco Energy Company
- Powder River Basin - 39 Tcf resource base; Most active gas play in North America; More than 6 million total acres
- Pennaco Energy (Marathon) - ~1 Tcf resource base; 3rd largest leasehold position; 395,000 net acres; Targeting 950 gross wells in 2001
-    Enlargement of portion of Wyoming and Montana

[Slide 16] - Pennaco Production Forecast
-    X-axis - 2001, 2002, 2003
- Y-axis - Annual Net Production (MCFD) - 40,000 through 200,000 (20,000 increments)
-    Graph shows lowside of production forecast and highside

[Slide 17] - Saudi Arabia - Core Venture II
-    Consortium Interests - ExxonMobil - 60%; Oxy - 20%; Marathon - 20%
- Preparatory Agreement signed with the Kingdom; 6-9 months to finalize binding agreement
-    Significant upside exploration potential
-    Map showing detailed areas of Saudi Arabia

[Slide 18] - CMS Acquisition - Equatorial Guinea - map shown
-    $993 million acquisition
-    52% operated interest in giant gas condensate field
-    Full F&D cost $5.28/BOE
-    Average margin $6-7/BOE
-    Significant upside

[Slide 19] - Alba Facilities and Production
-    Condensate Production to Condensate Extraction
-    Gas Production (250-800 mmscfd) to Condensate Extraction
-    Condensate Extraction to Export (I - 17,500 bpd; II 56,000 bpd)
-    Condensate Extraction to Gas Re-injection
-    Gas Re-injection to Facility (650-150 mmscfd)
-    Condensate Extraction to LPG Plant I or II or Methanol Plant
-    LPG Plant I and II to Export or Methanol Plant
-    LPG Plant I - 5 mmscfd - 2400 bpd
-    LPG Plant II - 30 mmscfd - 15,000 bpd
-    Methanol Plant to Export - 150 mmscfd; 850,000 tonnes/year

[Slide 20] - Equatorial Guinea Project Plans
-    Opportunity to develop additional 240 MMBOE
-    Gas to liquids technology likely
-    Opens up other potential

[Slide 21] - WWE High Impact Drilling Program
Gulf of Mexico
-    Redwood - December 2001 - January 2002
-    Flathead Deep - November 2001 - March 2002
-    Deep Ozona - July 2001 - November 2001 - Appraisal - July 2002 - October
     2002
-    Mt. Revelstoke - April 2002 - June 2002
-    Paris Carver - December 2001 - January 2002
-    Timber Wolf - July 2001 - November 2001
Angola
-    Block 31 - November 2001, March - April 2002, September - October 2002
-    Block 32 - July - August 2002, October - November 2002
     Nova Scotia
-    Southampton - September - November 2001
-    Annapolis - December 2001 - January 2002; Appraisal - August - November
     2002

[Slide 22] - Gulf of Mexico
Map showing various plays and projects in the GOM

[Slide 23] - Deep Ozona Prospect
Map showing various areas of prospect

[Slide 24] - Angola
Map showing various prospects in the Angola Blocks 31 and 32

[Slide 25] - Nova Scotia
Map showing enlargement of Nova Scotia blocks
-    Southampton - 1 TCF potential (37.5% WI)
-    Annapolis - 4-6 TCF potential (30% WI)

[Slide 26] - Strategy Framework
-    Energy Architect Triangle
- Geographic - Oil and gas into major US & European energy markets; Three new core areas in hi-growth underdeveloped energy provinces; Critical partnerships with NOC's & local players and energy traders
- Technology - Connecting resources to markets; Gas liquefaction; Gas transmission & regas
-    Behavior - Experienced; Collaborative; Creative & agile
-    Unique partnerships and innovative deals

[Slide 27] - Proven Reserves Access (bboe)
-    Full IOC access reserves - 384/19%
-    NOC reserves (potential opening) - 164/8%
-    Reserves held by new Russian companies - 252/13%
-    NOC reserves - 1190/60%

[Slide 28] - Yukos Alliance
-    Strategic relationship with key Russian oil company
-    Joint business development team formed
- Evaluating opportunities both inside Russia and selected international areas

[Slide 29] - Marathon Ashland Petroleum Operations
Map of United States showing Refineries, Terminals, Pipelines, Coastal Water Terminals, Inland Water Terminals, and Exchange Sources

[Slide 30] - Marathon Ashland Petroleum
Crude Purchases (900 M bbl/day) - Foreign Term 1/3, US/Canadian Term 1/3, Spot 1/3 1,000 M bbl/day Salable Product 1,250 M bbl/day - Gasoline 700, Distillate 350, Asphalt 75, Other 125 Sales 19 B gal/yr - Speedway 24%, Marathon Brand 13%, Wholesale/Spot 47%, Specialties 16%

[Slide 31] - Pilot Travel Centers LLC - Travel Centers Location Map SSA Contributed Locations - 94
Pilot Contributed Locations - 144
Pilot Travel Centers LLC Locations - 238

[Slide 32] - Pilot Travel Centers LLC - Project Benefits
-    Immediately fulfills travel center expansion strategy
-    Capital efficient
-    First mover advantage
-    Alignment with "Best in Class"
-    Incremental MAP product sales
-    Sharpens SSA focus

[Slide 33] - Centennial and Cardinal Pipelines
Map of United States showing both proposed pipelines, existing pipelines, 26-inch pipeline, 24-inch pipeline, and new facility in Creal Springs

[Slide 34] - Garyville Delayed Coker
picture of Coker

[Slide 35] - Coker Economics - Product Margin Upgrade and Light/Heavy Crude Differentials
-    X-axis - 1986 through 2001 (5 year increments)
-    Y-axis - dollars per barrel - 0 through 16 ($2 increments)
-    Line showing light/heavy differential
-    Line showing Upgrade margin

[Slide 36] - Coker, Centennial, Cardinal and Pilot projects will yield over $100 million in annual incremental income from operations

[Slide 37] - Delivering on our Commitments
-    Significantly improved financial results
-    High impact exploration program underway
-    Aggressively pursuing growth through new ventures
-    Continued growth of world class downstream business